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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF EARLIEST EVENT REPORTED: FEBRUARY 3, 1999


                           LAHAINA ACQUISITIONS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          COLORADO                         0-27480             84-1325695
(STATE OF OTHER JURISDICTION OF       (COMMISSION FILE       (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)              NO.)          IDENTIFICATION NO.)


                                 (904) 277-4438
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 7

Exhibit Index


Number   Description

16.1     Letter from Bearden & Smith re Change in Certifying Accounts                  E-1

16.2     Letter from Millward & Co., CPA's re Change in Certifying Accountants         E-2



                            [SIGNATURE PAGE FOLLOWS]





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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Lahaina Acquisitions, Inc.
                                        (REGISTRANT)


                                        /s/ Richard P. Smyth
                                        -------------------------------------
February 9, 1999                        Richard P. Smyth
                                        Chairman





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